UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2025 (November 22, 2024)

EIGHTCO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41033	87-2755739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Larry Holmes Drive Suite 313 Easton, PA	18042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 765-8933

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OCTO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on November 22, 2024, Eightco Holdings Inc. (the “Company”) entered into an Asset Purchase Agreement (“Purchase Agreement”) pursuant to which the Company agreed to sell to an entity controlled by Edward Reichard and Derick Reichard (the “Buyer’s Owners”) certain assets (the “Purchased Assets”) constituting the business of Ferguson Containers, Inc., the Company’s wholly-owned subsidiary (the “Seller”). The purchase price for the Purchased Assets was (i) an aggregate of $557,835 in cash, (ii) $2,500,000 issued in the form of a seller note, which note bears interest at the rate of 9.75% per year, payable in equal monthly installments of $32,692.56 beginning on May 1, 2025 and will be due and payable in full on December 31, 2034, and (iii) the right to receive certain earnout consideration upon the achievement of the following milestones:

(i)	If the Buying Parties achieve $1,000,000 of earnings before interest, taxes, depreciation and amortization (“EBITDA”) for 2024 attributable to the Purchased Assets, the Seller shall receive an additional Two Hundred Fifty Thousand Dollars ($250,000). If the EBITDA for 2024 is between $900,000 and $1,000,000, the Seller is entitled to a prorated amount of the Two Hundred Fifty Thousand Dollars ($250,000).

(ii)	If the Buying Parties achieve $1,000,000 of EBITDA for 2025 attributable to the Purchased Assets, Seller shall receive an additional Two Hundred Fifty Thousand Dollars ($250,000). If the EBITDA for 2025 is between $900,000 and $1,000,000, the Seller is entitled to a prorated amount of the Two Hundred Fifty Thousand Dollars ($250,000).

On April 7, 2025, the parties consummated the sale of the Purchased Assets. On April 11, 2025, the Company issued a press release announcing the consummation of such sale. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated April 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2025	EIGHTCO HOLDINGS INC.

	By:	/s/ Paul Vassilakos
Paul Vassilakos
Chief Executive Officer